                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

            Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 9, 2001

                              BANK ONE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                     001-15323                31-0738296
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

          1 Bank One Plaza,  Chicago, IL                           60670
     (Address of principal executive offices)                    (Zip Code)

      Registrant's telephone number, including area code:   312-732-4000



Item 5.  Other Events
------

On April 9, 2001, the Registrant and Wachovia Corporation issued a joint press release announcing that the Registrant has agreed to purchase Wachovia Corporation's $8 billion portfolio of consumer credit card receivables.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99(a) Registrant's and Wachovia Corporation's April 9, 2001 joint press release announcing Registrant's agreement to purchase Wachovia Corporation's consumer credit card receivables portfolio.

     99(b)              Bank One Fact Sheet on Wachovia Credit Card Transaction

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK ONE CORPORATION
                                  (Registrant)


Date: April 9, 2001           By:        /s/ Charles W. Scharf
                                    ------------------------------------
                              Title:     Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------

99(a) Registrant's and Wachovia Corporation's April 9, 2001 joint press release announcing Registrant's agreement to purchase Wachovia Corporation's consumer credit card receivables portfolio.

99(b)              Bank One Fact Sheet on Wachovia Credit Card Transaction















                                      -3-